                         --SCHEDULE 14A TEMPLATE--
===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                               \  OMB Number:      3235-0059  \
 DELETE IF NOT REQUIRED  -------------------   \  Expires:  January 31, 2002  \
                                               \  Estimated average burden    \
                                               \  hours per response....13.12 \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                               Telular Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                               Telular Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                               TELULAR CORPORATION
                           647 NORTH LAKEVIEW PARKWAY
                             VERNON HILLS, IL 60061

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 29, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Telular Corporation, a Delaware corporation (the Company), will be held on Tuesday, January 29, 2002, at 9:00 a.m. local time, at the Northbrook Hilton, located at 2855 North Milwaukee Avenue, Northbrook, Illinois 60062 for the purpose of considering and acting upon the following matters:

        1. Election of six directors to the Company's Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

        2. Approval of the Fifth Amended and Restated Stock Incentive Plan. The Fifth Amended and Restated Stock Incentive Plan amends the Company's Fourth Amended and Restated Stock Incentive Plan by increasing from 2,350,000 to 2,850,000 the number of shares of common stock available for issuance pursuant to options and other permitted awards.

        3. Such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.


The matters set forth above are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders.

The Board of Directors has fixed the close of business on December 5, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment thereof. A list of such shareholders will be available for inspection at the Company's headquarters located at 647 North Lakeview Parkway, Vernon Hills, IL 60061 during ordinary business hours for the ten-day period prior to the Annual Meeting of Shareholders.

                                           By Order of the Board of Directors

                                           /S/ Kenneth E. Millard
                                           Chief Executive Officer and President

Vernon Hills, Illinois
December 14, 2001

--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE, COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO VOTING BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------

                               TELULAR CORPORATION
                            PROXY STATEMENT FOR 2002
                         ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Board of Directors of Telular Corporation, a Delaware corporation (the Company), for use at the Company's Annual Meeting of Shareholders to be held on Tuesday, January 29, 2002, at 9:00 a.m. local time (the Annual Meeting), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the Notice). The enclosed proxy, Proxy Statement and Notice were first mailed to stockholders on or about December 21, 2001. The Annual Meeting will be held at the Northbrook Hilton, located at 2855 North Milwaukee Avenue, Northbrook, Illinois 60062. The Company's principal executive offices are located at 647 North Lakeview Parkway, Vernon Hills, Illinois 60061. The Company's telephone number at that address is (847) 247-9400.

                    Voting Rights and Solicitation of Proxies

The Company's common stock is the only class of security entitled to vote at the Annual Meeting. As of the close of business on December 5, 2001, 12,815,782 shares of the Company's common stock were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held of record by such stockholder as of the close of business on December 5, 2001. Consequently, only stockholders of record at the close of business on December 5, 2001 are entitled to notice of, and to vote at, the Annual Meeting. All shares represented by valid proxies that are received prior to the Annual Meeting and are not subsequently revoked will be voted, and voted in accordance with the directions specified in the proxy. See Votes Required for a description of the treatment of proxies in which no directions are specified. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

Any shareholder who has executed and returned a proxy may revoke it at any time before the proxy is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Quorum

The Company's bylaws provide that the holders of fifty percent (50%) of the Company's common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. In the event no directions are specified, valid proxies that are not revoked will be voted FOR the nominees identified in this Proxy Statement. Should any nominee identified in this Proxy Statement decline or prove unable to serve as a director at the time of the Annual Meeting, valid proxies voted FOR the nominee and that are not revoked will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Each of the nominees identified in this Proxy Statement has consented to being named in this Proxy Statement and to serve if elected. To the knowledge of the Company's Board of Directors, as of the date of this Proxy Statement no nominee intends to decline service as a director or will prove unable to serve as a director.

Proposal 2. Approval of the Company's Fifth Amended and Restated Stock Incentive Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions will be counted as votes against approval. Broker non-votes will be counted as neither votes for nor votes against approval. In the event no directions are specified, valid proxies that are not revoked will be voted FOR approval of the Company's Fifth Amended and Restated Stock Incentive Plan. The Board of Directors recommends that shareholders vote FOR approval of the Company's Fifth Amended and Restated Stock Incentive Plan.

Solicitation

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders. Soliciting material will be furnished to brokerage houses, fiduciaries, and custodians for forwarding to beneficial owners. The Company may reimburse such persons for their costs in forwarding the soliciting material. Directors, officers, employees or agents of the Company may supplement the original solicitation of proxies by mail through solicitation by telephone or other means. No additional compensation will be paid to these individuals for any such services. The Company may also employ a proxy solicitation service, in which case the Company may pay a fee to the proxy solicitation service.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors will consist of six directors to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. All nominees are currently members of the Company's Board of Directors.

The nominees, and certain information about them as of December 1, 2001, are set forth below.

Kenneth E. Millard, age 54, was elected Chairman of the Company's Board of Directors on October 9, 2001, and is currently President and Chief Executive Officer of the Company. Mr. Millard has served as a director, President and Chief Executive Officer of the Company since April 1996. Previously, Mr. Millard served as President and Chief Operating Officer of Oncor Communications, based in Bethesda, Maryland from 1992 to 1996. He worked for Ameritech from 1982 to 1992 where he served as President and Chief Executive Officer of Michigan Bell Telephone Company from 1989 to 1992. Prior to 1989, he held the positions of Senior Vice-President of Corporate Strategy for three years and Senior Vice-President and General Counsel of Ameritech for four years. From 1972 to 1982, Mr. Millard worked for AT&T and Wisconsin Bell as an attorney. Mr. Millard is currently a member of the Board of Directors of Digi International, Desert Star Inc. and Omnitech Inc.

John E. Berndt, age 61, has served as a director of the Company since December 1996. Mr. Berndt retired from Sprint Corporation on September 30, 2000. From 1998 to September 2000, Mr. Berndt was President of Sprint International, an operating unit of Sprint Corporation. From 1997 to 1998, Mr. Berndt was President of Flour Daniel Telecom, an operating company of Flour Daniel, Inc. Mr. Berndt was President of AT&T New Business Development/Multimedia Ventures from 1993 until the spin-off of Lucent Technologies from AT&T occurred in 1997. Mr. Berndt was employed by AT&T since 1963 and was President of its Business Services Business Unit from 1991 until 1993 and President of the International Communications Services Business Unit from 1987 until 1991. Mr. Berndt is a member of the Council of Foreign Relations, the Dallas Committee on Foreign Relations and served on the U.S. Trade Representative's Services Policy Advisory Commission from 1987 until 1993. Mr. Berndt is a director of Calence, Inc., a member of the Board of Trustees for the American Graduate School of International Management and a former member of the Board of Directors for the University of Wisconsin Foundation.

Larry J. Ford, age 60, has served as a director of the Company since March 1994. Mr. Ford joined ADC Telecommunications Inc. as Senior Vice President and President of ADC's Integrated Solutions Group in October 1999. Mr. Ford was previously President and Chief Executive Officer of Information Advantage from April 1995 to August 1999. Prior to that time, Mr. Ford was employed by Systems Software Associates, Inc. as a Vice-Chairman from November 1994 to March 1995, and the Chairman, Chief

Executive Officer and President from August 1991 to October 1994. Prior to his service with Systems Software Associates, Inc., Mr. Ford worked for IBM for 28 years, his most recent position being Vice President of Information and Telecommunications Systems.

Richard D. Haning, age 50, has served as a director of the Company since April 1995. Mr. Haning is a Senior Vice President of Motorola and has been a Corporate Vice President with Motorola since 1990. Mr. Haning has been with Motorola for the past 24 years. Mr. Haning is currently on the Board of Directors of Tricom, S.A.

Daniel D. Giacopelli, age 43, has served as a director and Executive Vice President and Chief Technology Officer of the Company since October 28, 1997. Mr. Giacopelli founded and was President and Chief Executive Officer of Wireless Domain, Incorporated from September 1995 to October 1997. Prior to that time, Mr. Giacopelli was Director of Engineering of the Wireless Group of Telephonics Corporation from 1987 to 1995. Prior to 1987, Mr. Giacopelli was President and CEO of Valinor Electronics, Inc.

Mitchell H. Saranow, age 56, was elected to the Company's Board of Directors on July 28, 2001. Mr. Saranow is Chairman of The Saranow Group, L.L.C. since 1984. Mr. Saranow was Vice President of Finance and Chief Financial Officer of CFS Continental, Inc. from 1979 to 1983. Mr. Saranow was Vice President of Finance and Law at the Sunmark Companies from 1975 to 1979. Mr. Saranow was Assistant Vice President for Warburg, Paribus, Becker, Inc. from 1973 to 1975. Mr. Saranow was an attorney for Mayer Brown & Platt from 1971 to 1973. Mr. Saranow is currently on the Board of Directors of three companies, including Lawson Products, Inc. Mr. Saranow holds an MBA and JD from Harvard, where he is currently serving as a Senior Lecturer of Business Administration.

There are no family relationships among any officers and directors of the Company.

Board Committees and Meetings

During the fiscal year ended September 30, 2001, the Board of Directors held six meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing Nominating Committee. Each incumbent member of the Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period during which he was a director, and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the period that he was a committee member.

The Compensation Committee is responsible for developing and making a compensation policy for executive officers of the Company, which includes approving employment agreements, reviewing and approving compensation plans, establishing performance targets for, and assessing the performance of the Company's executive officers, and making grants of salary, annual incentive compensation and long-term incentive compensation. The Compensation Committee which currently consists of Mr. Ford, Committee Chairman, Mr. Berndt and Mr. Haning, met five times during fiscal year 2001.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, the Board of Directors, the outside auditors and the Company's management. The Audit Committee discusses with management and the outside auditors the financial information developed by the Company, the Company's systems of internal controls and the Company's audit process. The Audit Committee recommends to the Board of Directors each fiscal year the independent auditors who will audit the books of the Company for that year. The independent auditors meet with the Audit Committee to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee currently consists of Mr. Saranow, Committee Chairman, Mr. Berndt and Mr. Ford, each of whom qualifies as an independent director under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee met five times during the fiscal year ended September 30, 2001.

Compensation of Directors

Directors of the Company who are employees of the Company receive no compensation for serving on the Board of Directors. Mr. Millard and Mr. Giacopelli are employees of the Company.

Each director who is neither an employee of the Company nor affiliated with a significant beneficial owner of the Company is compensated in the form of stock options for attending meetings of the Board of Directors and committee meetings of the Board of Directors.

Directors of the Company who are affiliated with a significant beneficial owner of the Company receive no compensation for serving on the Board of Directors. Mr. Haning is an employee of Motorola, a significant beneficial owner of the Company from 1993 until August 2001, when it sold its holdings in the Company. Since Mr. Haning has continued his service on the Company's Board of Directors following the sale of Motorola's holdings, the Company granted Mr. Haning a stock option to purchase 417 shares of the Company's common stock on August 30, 2001. This stock option has a strike price of $7.60 (the market price of the Company's common stock on August 30, 2001) and will be fully vested on August 30, 2002.

During the fiscal year ended September 30, 2001, Mr. Berndt and Mr. Ford, who are not employees of the Company nor affiliated with a significant beneficial owner of the Company, each received an option to purchase 5,000 shares of the Company's common stock. These stock options were issued on October 31, 2000, have a strike price of $9.75 (the market price of the Company's common stock on that date), and were fully vested as of October 31, 2001.

On July 25, 2001, Mr. Saranow, who is not an employee of the Company nor affiliated with a significant beneficial owner of the Company, joined the Company's Board of Directors and received an option to purchase 1,250 shares of the Company's common stock. This stock option has a strike price of $9.85 (the market price of the Company's common stock on that date) and will be fully vested on July 25, 2002.

All directors are reimbursed for all reasonable expenses of attendance at each meeting.

                                   PROPOSAL 2

                          APPROVAL OF THE FIFTH AMENDED
                        AND RESTATED STOCK INCENTIVE PLAN

The Company's Fifth Amended and Restated Stock Incentive Plan amends the Company's Fourth Amended and Restated Stock Incentive Plan (the Plan) by increasing from 2,350,000 to 2,850,000 the number of shares of common stock available for issuance pursuant to options and other permitted awards.

A copy of the Plan is attached to this Proxy Statement as Appendix B.

General

The original Telular Corporation Stock Incentive Plan became effective on November 17, 1993. Under the Telular Corporation Stock Incentive Plan, as subsequently amended, stock options and stock awards for up to 2,350,000 shares of common stock may be issued to officers and key employees of the Company. On November 26, 2001, the Board of Directors approved and adopted, subject to shareholder approval, amendments to increase the number of shares of common stock authorized for issuance under the Telular Corporation Stock Incentive Plan, as amended, from 2,350,000 to 2,850,000.

Under the Plan as of September 30, 2001, stock options to purchase 1,208,000 shares of common stock were outstanding, stock options representing 880,000 shares of common stock had been previously exercised and issued, and stock options to purchase 262,000 shares of common stock were available for future grants.

Reason for Amendment

The proposed amendment the Plan is intended to ensure that the Company has sufficient capacity for additional equity-based incentives.

SUMMARY OF THE PLAN

Purpose

The Plan enables officers and key employees of the Company to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. The Plan is designed to assist in the attraction and retention of officers and key employees of outstanding ability, and to increase the identity of interests between such officers and employees and the Company's shareholders. Because the individuals eligible to receive awards under the Plan will be those who are in positions to make important and direct contributions to the success of the Company, the directors believe that the grant of awards will advance the interests of the Company and its shareholders.

Number and Source of Shares Subject to the Plan

The Company may grant awards under the Plan (including awards granted under the Telular Corporation Stock Incentive Plan, as amended prior to the amendment and restatement that is the subject of shareholder approval in the Annual Meeting) with respect to not more than 2,350,000 shares of common stock, which shares may be provided from the Company's treasury, by the issuance of authorized but unissued shares, and/or by the purchase of outstanding shares in the open market or in private transactions.

Administration

The Compensation Committee shall have discretion to determine whether to grant or award options, stock appreciation rights, or any other equity-based incentives under the Plan, to select participants in the Plan, and to make decisions concerning the timing, pricing and the amount of grants or awards under the Plan.

TYPES OF AWARDS

Incentive Stock Options

The Plan provides for the issuance of incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the Code). The exercise price established by the Compensation Committee for an incentive stock option shall not be less than the fair market value of the common stock on the date the option is granted, except that in the case of an incentive stock option granted to a grantee who, on the date the option is granted, owns more than 10 percent of the total combined voting power of all classes of stock of the Company (such a grantee, a Ten Percent Shareholder), the exercise price shall not be less than 110 percent of the fair market value of the common stock on the date the option is granted.

The term of each incentive stock option shall end on a date fixed by the Compensation Committee and set forth in the relevant option agreement; provided, however, that the term may not extend beyond ten years from the date the option is granted. Moreover, in no event shall the term of an incentive stock option granted to a Ten Percent Shareholder exceed five years from the date the option is granted.

The recipient of an incentive stock option is not taxed when the incentive stock option is granted or when it is exercised, although, when an incentive stock option is exercised, the difference between the exercise price of the incentive stock option and the then-current fair market value of the common stock underlying the incentive stock option is treated as income for alternative minimum tax purposes. When the recipient later sells or otherwise disposes of the shares acquired upon exercise of the incentive stock option, the recipient generally pays taxes at capital gains rates on the difference between the exercise price of the incentive stock option and the sale price of the common stock underlying the incentive stock option. At no time can the Company take a business expense deduction for incentive stock options unless the recipient sells the shares underlying the incentive stock option in violation of certain holding period requirements (in which case the incentive stock option would be treated as a nonqualified stock option).

Nonqualified Stock Options

Any option not designated by the Compensation Committee as an incentive stock option shall constitute a nonqualified stock option within the meaning of
Section 422(b) of the Code. The term of each nonqualified stock option shall end on a date fixed by the Compensation Committee and set forth in the relevant option agreement; provided, however, that the term may not extend beyond ten years from the date the option is granted.

In no event may the exercise price for a nonqualified stock option be less than the par value of the common stock underlying the nonqualified stock option. Subject to the foregoing limitation, the exercise price for a nonqualified stock option shall be established by the Compensation Committee and set forth in the option agreement.

The recipient of a nonqualified stock option is not taxed when the nonqualified stock option is granted unless the option itself has a readily ascertainable market value or the recipient elects to pay income tax at that time. A recipient who is not taxed when the nonqualified stock option is granted generally is taxed at ordinary income rates, when the nonqualified stock option is exercised, on the difference between the exercise price of the nonqualified stock option and the then-current fair market value of the common stock underlying the nonqualified stock option. In addition, the Company can take a business-expense deduction for nonqualified stock options when the nonqualified stock options are exercised equal to the amount the recipient recognizes as ordinary income. When the recipient sells or otherwise disposes of the shares underlying the nonqualified stock option, the recipient generally pays taxes at capital gains rates on the difference between the sale price and the fair market value of the common stock underlying the nonqualified stock option at the time of exercise.

Stock Appreciation Rights

The Compensation Committee may, from time to time, grant stock appreciation rights either (1) in tandem with all or a portion of an option granted under the Plan, or (2) independent of any option granted under the Plan. A tandem right shall be exercisable only at such times, and to such extent, as the related option is exercisable. An independent right shall be exercisable at such time and to such extent as the Compensation Committee shall determine.

Any stock appreciation right shall permit the grantee to receive, upon exercise of the right, an amount (to be paid in cash, in shares of the Company's common stock, or in both cash and shares of Company's common stock, as determined by the Company in its sole discretion at any time prior to or after exercise) equal to the difference between (1) the fair market value on the date of exercise of the shares with respect to which the right is exercised, and (2) either (i) the exercise price of the related option in the case of a right that is related to an option, or (ii) in the case of a right that is not related to any option, the fair market value of a share of the Company's common stock as of the date the right was granted.

Performance Shares

The Compensation Committee may, from time to time, grant performance shares. A performance share shall entitle the grantee to receive, as soon as practicable after a payment date specified by the Compensation Committee at the time the performance share is granted, an amount equal to the excess (if any) between (1) the fair market value of a share of the Company's common stock on the payment date, and (2) the fair market value of a share of the Company's common stock on the date the performance share is granted. Unless the Compensation Committee provides otherwise at the time of grant, a grantee may receive payment only if the grantee remains continuously employed with the Company or a Subsidiary (as defined in the Plan) until the payment date.

Stock-Based Awards

The Compensation Committee may, from time to time, grant awards under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, shares of the Company's common stock, provided that such grants comply with applicable law. The Compensation Committee may subject such awards to such vesting or earnout provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Compensation Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Compensation Committee may grant awards under the Plan that require no payment of consideration by the grantee (other than services previously rendered or, to the extent permitted by applicable law, services to be rendered in the future), either on the date of the grant or the date one or more restrictions on the grant are removed.

Rights as Shareholders

No award shall confer upon a grantee any rights of a shareholder unless and until shares of common stock are actually issued to the grantee. Subject to any required approval by the Company's shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which shares of the Company's common stock are changed or exchanged, a grantee holding an outstanding award shall be entitled to receive, upon the exercise of such award, the same consideration that a holder of shares of the Company's common stock equal to the amount subject to the award would be entitled to receive pursuant to such merger, consolidation or reorganization.

Termination, Suspension or Modification of Plan

The Board of Directors may at any time terminate, suspend or modify the Plan, except that the Board of Directors shall not, without the approval of the holders of a majority of the Company's outstanding shares of common stock present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding shares of common stock entitled to vote: (a) change the class of persons eligible for awards; (b) change the exercise price or purchase price of awards (other than through adjustment for changes in capitalization); (c) increase the maximum duration of the Plan; (d) materially increase the benefits accruing to participants under the Plan; or (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall, without the grantee or beneficiary's prior consent, adversely affect any right acquired by any grantee or by any beneficiary under the terms of any award granted before the date of such termination, suspension or modification. However, adjustments for changes in capitalization will be assumed not to adversely affect any of the rights described in the previous sentence.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of November 9, 2001 with respect to ownership of the Company's common stock as of November 9, 2001, (i) by each person who is known by the Company to own beneficially more than 5% of the shares of the Company's common stock outstanding as of November 9, 2001,
(ii) by each director of the Company, (iii) by each individual serving as the Company's chief executive officer, or in a similar capacity, during the fiscal year ended September 30, 2001 (the CEO), (iv) by each of the Company's four most highly compensated executive officers who served as executive officers of the Company during the fiscal year ended September 30, 2001 (together with the CEO, the Named Executive Officers), and (v) by all directors of the Company and Named Executive Officers as a group. Common stock is the Company's only outstanding class of equity security.

Name of                                                       Number of
Beneficial Owner                                                Shares                 Percent
-----------------                                            -----------              ---------
Special Situations Funds (6)                                   1,223,847                9.6%
      153 E. 53rd Street
      New York, NY

DNIC Brokerage Company                                         1,050,759                8.2%
      20546 N. Milwaukee Ave., #356
      Deerfield, IL 60014

Kenneth E. Millard (1)(2)(3)                                     111,846                  *
John E. Berndt (1)(3)                                             31,250                  *
Larry J. Ford (1)(3)                                              27,804                  *
Richard D. Haning (1)                                                  0                  *
Daniel D. Giacopelli (1)(2)(3)                                   181,836                1.4%
Mitchell H. Saranow (1)                                           60,000                  *
Jeffrey L. Herrmann (2)(3)                                        59,994                  *
Daniel C. Wonak (2)(3)                                            21,091                  *
James M. Hawthorne (2)(5)                                          1,048                  *

All Directors and Named Executive Officers
as a group (9 Persons) (4)                                       494,869                3.9%

____________________________

* Less than one percent.

      (1) The named individual is a director of the Company.

      (2) The named individual is a Named Executive Officer.

      (3) Includes shares of common stock that directors of the Company and Named Executive Officers may acquire pursuant to options exercisable within 60 days of November 9, 2001.

      (4) Includes 312,727 shares of common stock that directors of the Company and Named Executive Officers may acquire pursuant to options exercisable within 60 days of November 9, 2001.

      (5) Officer's employment with the Company terminated on July 20, 2001.

      (6) Includes combined holdings in four funds with common ownership. MGP Advisers Limited Partnership (MGP), a Delaware limited partnership, is the general partner of the Special Situations Fund III, L.P., a Delaware limited partnership that holds 708,700 shares of the Company. AWM Investment Company,

      Inc. (AWM), a Delaware corporation, is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P., a limited partnership that holds 236,047 shares of the Company. MG Advisers, L.L.C. (MG), a limited liability company, is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P., a limited partnership that holds 158,300 shares of the Company. SST Adviser, L.L.C. (SSTA), a limited liability company, is the general partner of and investment adviser to Special Situations Technology Fund, L.P., a limited partnership that holds 120,800 shares of the Company. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, MG, AWM and SSTA and are principally responsible for the selection, acquisition and disposition of the portfolio securities by the investment advisers on behalf of their fund.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information relating to compensation received by each of the Named Executive Officers for services rendered during each of the Company's last three completed fiscal years.

                               Annual Compensation

                                                                                    Long-Term
                                                                                   Compensation              All
                                     Fiscal                                          Awards/                Other
Name                                  Year        Salary            Bonus           Options(1)           Compensation
--------------------------------     ------     ---------------    -----------    ---------------      ------------------
Kenneth E. Millard                    2001        $250,000          $400,000                  0        $    3,942 (2)
  Chief Executive Officer             2000         250,000           100,000             73,047         2,969,574 (2)(3)
   Chairman of the Board              1999         250,000                 0            162,500             2,922 (2)

Daniel D. Giacopelli                  2001        $200,000          $200,000                  0        $        0
  Chief Technology Officer            2000         200,000            50,000             44,271           854,448 (3)
   Executive Vice-President           1999         200,000                 0             62,500                 0
    Director

Jeffrey L. Herrmann                   2001        $179,808          $170,000                  0        $        0
  Chief Operating Officer             2000         158,077            25,000             70,012           546,663 (3)
   Chief Financial Officer            1999         125,000             4,359             26,250                 0
    Executive Vice-President
     Secretary

Daniel C. Wonak                       2001        $120,000          $ 91,718                  0        $        0
  Senior Vice-President               2000          73,500            29,450             40,000                 0

James M. Hawthorne (5)                2001        $ 80,769          $ 61,000 (4)              0        $   15,128 (3)
  Senior Vice-President               2000         114,048            28,750 (4)          3,126            71,666 (3)

(1) Represents the number of shares of common stock underlying stock options granted during each fiscal year.

(2) Amount includes medical expenses paid by the Company pursuant to Mr. Millard's employment agreement with the Company.

(3) Includes amount realized from the exercise of stock options. Amount realized is equal to the difference between the exercise price and the closing sales price, on the date of exercise, of the Company's common stock as reported by the NASDAQ National Market System.

(4) Amount includes sales commissions.

(5) Executive's employment with the Company terminated on July 20, 2001.

Employment Contracts

On April 18, 1996, the Company entered into an employment agreement with Kenneth
E. Millard, pursuant to which Mr. Millard agreed to serve as Chief Executive Officer and President of the Company. Under the employment agreement, Mr. Millard's term of employment shall continue until terminated by either the Company or Mr. Millard with at least 60 days prior notice. The employment agreement entitles Mr. Millard to receive an annual base salary of $250,000. Mr. Millard is also eligible under the employment agreement to receive an annual incentive bonus of up to $400,000. The annual incentive bonus is payable quarterly, one-half in common stock of the Company and one-half in cash. Payment of the bonus is dependent upon the achievement by Mr. Millard of annual performance targets established by the Compensation Committee. If Mr. Millard's employment is terminated by the Company other than for cause, as defined in the employment agreement, Mr. Millard will be entitled to receive upon termination a lump-sum severance payment in an amount equal to $250,000.

Mr. Millard was granted options to purchase 125,000 shares of the Company's common stock as part of his employment agreement with the Company. Options to acquire 12,500 shares of the Company's common stock at $12.25 per share vested on April 18, 1996. Options to acquire 37,500 shares of the Company's common stock at $12.25 per share vested in 36 monthly installments from June 1996 through May 1999. Options to acquire 75,000 shares of the Company's common stock at $12.25 per share shall vest on April 30, 2003 or earlier if certain cliff vesting targets are met. Under cliff vesting, for each $8.00 increase over a base price of $20.00 in the closing bid price on NASDAQ for the Company's common stock which remains in effect for 30 consecutive trading days, options for 6,250 shares will vest on the first business day after such 30-day period. There may be 30-day periods for which the closing bid price of the common stock has increased over the applicable base price by more than $16, in which case the amount of shares subject to cliff options that have vested will increase in corresponding multiples of 6,250. Under cliff vesting, during the first, second and third years of Mr. Millard's employment, cliff options for no more than 40%, 30% and 30%, respectively, of the 75,000 shares of common stock covered by cliff options shall vest. All options granted under Mr. Millard's employment agreement terminate on the earlier of May 1, 2006 and the date that is 180 days after Mr. Millard is no longer employed by the Company. Mr. Millard has been granted options to acquire an additional 273,047 shares of the Company's common stock separate from his employment agreement.

On November 10, 1997, in connection with the Company's acquisition of Wireless Domain, Inc., the Company entered into an employment agreement with Daniel D. Giacopelli, pursuant to which Mr. Giacopelli agreed to serve as Executive Vice-President and Chief Technology Officer of the Company. Mr. Giacopelli's employment agreement provides for an annual salary of $200,000. Mr. Giacopelli is also eligible under the employment agreement to receive an annual incentive bonus of up to $200,000. The annual incentive bonus is payable quarterly, one-half in common stock of the Company and one-half in cash. Payment of the bonus is dependent upon the achievement by Mr. Giacopelli of annual performance targets established by the Compensation Committee. If Mr. Giacopelli's employment is terminated by the Company other than for cause, as defined in the employment agreement, Mr. Giacopelli shall be entitled to receive up to six months' salary in severance. Under the employment agreement, Mr. Giacopelli was granted an option to acquire 62,500 shares of Company's common stock at $12.25 per share, with 100% vesting on October 29, 2004. Mr. Giacopelli has been granted options to acquire an additional 106,771 shares of the Company's common stock separate from his employment agreement.

Except for Mr. Millard and Mr. Giacopelli, none of the Named Executive Officers have entered into written employment agreements with the Company.

Option Grants

There were no stock option grants made to Named Executive Officers during the fiscal year ended September 30, 2001.

        Option Exercise and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises by Named Executive Officers during the fiscal year ended September 30, 2001, and the value of the Named Executive Officers' option holdings as of September 30, 2001.

                                                                      Number of Unexercised            Value of Unexcerised in the
                                                                        Options at FY-End                   Money Options (1)
                                                               ----------------------------------   --------------------------------
                            Shares Acquired        Value
Name                         upon exercise        Realized       Excercisable      Unexcerisable     Excercisable     Unexcerisable
----------------------     -------------------  ------------   ---------------   ----------------   ---------------  ---------------
Kenneth E. Millard                        0        $     0             92,057            127,084          $89,239            $4,463
Daniel D. Giacopelli                      0              0             91,579             41,234           32,606             1,717
Jeffrey L. Herrmann                       0              0             51,616             27,170           13,698               721
Daniel C. Wonak                           0              0             16,666             33,334                0                 0
James M. Hawthorne                    2,083         15,128                  0                  0                0                 0

        (1) Represents the fair market value per share of the Company's common stock on the last day of the fiscal year less the option exercise price for each of the options multiplied by the number of shares underlying each of the options. The fair market value per share was $5.07, based upon the closing sales price of the Company's common stock on the last trading day of the fiscal year, as reported by the NASDAQ National Market System.

                              CERTAIN TRANSACTIONS

        Shareholders Agreement

        Certain shareholders of the Company are parties to a Shareholders' Agreement that contains certain provisions as to voting and transfer of common stock held by these shareholders. As required by the Shareholders' Agreement, the Company's certificate of incorporation provides that the following actions may not be taken without the affirmative vote of stockholders holding at least two-thirds of the outstanding shares of the Company's voting stock:

                (i) merger, consolidation, reorganization, amalgamation or similar transaction (other than certain permitted transactions);acknowledged

                (ii) disposition of all or substantially all of the assets of the Company;

                (iii) amendment of, or supplement to, the Company's certificate of incorporation or bylaws; or

                (iv) discontinuance, dissolution or liquidation of the Company or the Company's business.

        Under the Shareholders' Agreement, DNIC Brokerage Company has agreed not to compete with the Company for so long as it is a stockholder, and for a period of three years thereafter.

        Transactions with DNIC

        Pursuant to a contribution agreement with The Telular Group L.P., predecessor of the Company, in which DNIC Brokerage Company (DNIC) contributed a variety of assets including intellectual property rights, DNIC retained and did not contribute the right to receive the first $250,000 per year in royalty payments under license agreements with respect to the contributed technology. A total of $250,000 was received by the Company and paid over to DNIC pursuant to this agreement during the fiscal year ended September 30, 2001. On October 10, 2001, the Company agreed to advance an amount not to exceed $750,000 in future royalties to DNIC for the sole purpose of permitting DNIC to purchase the Company's common stock in open market transactions. Beginning on October 1, 2001, all royalties received by the Company for the benefit of DNIC will first be applied to amounts advanced to DNIC, and any remainder will be paid to DNIC.

Transactions with Motorola

Pursuant to a Patent Cross License Agreement entered into on March 23, 1990, and amended November 2, 1993 and May 5, 1998, the Company licenses to Motorola the right to manufacture and sell cellular interfaces in a variety of products. In addition, the agreement allows the Company to couple its interface to Motorola transceivers, and grants the Company the right to purchase Motorola transceivers. This Patent Cross License Agreement is royalty-bearing to the Company. During the fiscal year ended September 30, 2001, the Company received approximately $5,000,000 in royalty and royalty settlement revenue from Motorola and purchased transceivers and other equipment from Motorola for approximately $1,675,000.

In November 1993, Motorola purchased from the Company 956,060 shares of common stock (the other 232,187 shares Motorola held were purchased from shareholders of the Company in April, 1994) in consideration for $11.0 million in cash (including $1.0 million to be used as a market development fund for fixed cellular products incorporating Motorola transceivers) and certain other undertakings by Motorola. These undertakings included: reduction of the pricing on AMPS transceivers currently being purchased by the Company from Motorola; an elimination of the royalties payable by the Company to Motorola under the Patent Cross License Agreement; an increase of the Company's credit line for purchases; the opportunity to purchase transceivers based on any transmission technology or standard which Motorola's Cellular Subscriber Group offers to any of its customers if, as and when available to the public; and, on a fee-for-services basis, subject to availability, access to Motorola's Cellular Subscriber Group's worldwide service and maintenance organization, engineering support, and purchasing system. These undertakings were to terminate on the later of September 19, 1998, and the date on which Motorola ceased to own any common stock of the Company. The Company granted to Motorola a limited right of first refusal with respect to transceiver purchases by the Company. On August 31, 2001, Motorola sold all of its holdings in the Company, so that these undertakings and Motorola's limited right of first refusal terminated on that date.

Further, by virtue of the sale of its holdings in the Company on August 31, 2001, Motorola terminated a right of first refusal that it held in connection with certain sales of the stock or assets of the Company.

Other Transactions and Events

Hamman and Benn, of which George Hamman and Marvin Benn are principals, have provided legal services to the Company. Mr. Hamman and Mr. Benn are shareholders of the Company and shareholders of DNIC. During fiscal year 2001, the Company paid Hamman and Benn aggregate fees of $663,115. Cash payments totaled $609,324 and payments made in the form of common stock of the Company were valued at $53,791 based upon the fair value of legal services received.

Mr. Daniel C. Wonak, a Named Executive Officer, is a member of the Board of Directors of Axesstel, Inc., an OEM supplier of the Company. Mr. Wonak is currently not compensated for his service to Axesstel, Inc.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Executive compensation is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is a standing committee currently composed of three directors, Mr. Ford, Mr. Berndt, and Mr. Haning.

Since Telular's initial public offering in January 1994, the Compensation Committee has developed and administered the Company's management compensation policies and plans. The Committee reviews, recommends and grants salary and bonus incentives for executive officers and employees. The Compensation Committee also administers the Company's stock incentive plan and is responsible for, among other things, the selection of participants and decisions concerning the timing, pricing and the amount of grants or awards.

The Compensation Committee upon recommendation of the CEO decided not to provide general wage increases to non-executive employees for fiscal year 2001. Instead, these employees were granted additional stock options and given the continued opportunity to participate in Company incentive plans, based upon eligibility.

        Before making compensation recommendations with respect to executive officers during the past fiscal year, the Compensation Committee reviewed base salaries proposed by the CEO, and evaluated each executive officer's experience and proposed responsibilities and the salaries of similarly situated executives. In determining its recommendations for adjustments of executive officers' base salaries for fiscal year 2001, the Compensation Committee focused primarily on each officer's contributions towards the Company's success in moving toward its long term goals, the accomplishment of goals set by the executive officer and approved by the Compensation Committee, and the Compensation Committee's assessment of the quality of services rendered by the executive officer. The executive officers were granted the continued opportunity to participate in the Company's Senior Management Bonus Plan.

        The CEO's compensation for fiscal year 2001 was established pursuant to an employment agreement negotiated prior to the CEO's acceptance of the position in April 1996. The CEO's compensation package has significant equity and cash incentive components. During fiscal year 2001, the CEO received $400,000 in incentive compensation, which was paid in cash and shares of common stock of the Company.

        The following table summarizes options repriced for past and present executive officers:

                           TEN-YEAR OPTION REPRICINGS

                                                                                                                          Length of
                                                Number of           Market                                                 Original
                                                Securities           Price                                               Option Term
                                                Underlying        of Stock at       Exercise Price          New           Remaining
                              Repricing          Options            Time of           at Time of          Exercise        at Date of
Name and Title                  Date             Repriced          Repricing          Repricing            Price          Repricing
--------------------------  --------------     -------------     -------------     ----------------     ------------     -----------
Kenneth E. Millard           10/28/1997              37,500         $12.25             $19.12             $12.25          8.5 Years
Kenneth E. Millard           10/28/1997             125,000          12.25              18.00              12.25          5.0 Years
Robert C. Montgomery         10/28/1997              18,750          12.25              19.12              12.25          5.5 Years
Robert C. Montgomery         10/28/1997              46,250          12.25              18.00              12.25          8.5 Years
Robert C. Montgomery         10/28/1997               6,250          12.25              20.00              12.25          8.5 Years
Robert C. Montgomery          4/17/1996               9,000          22.24              33.00              18.00          5.0 Years
S.W.R. (Sandy) Moore         10/28/1997              12,500          12.25              22.25              12.25          9.0 Years
Jeffrey L. Herrmann          10/28/1997               5,000          12.25              23.75              12.25          5.5 Years
Raymond M. O'Leary            4/17/1996               6,000          22.24              33.00              18.00          5.0 Years
George Claudio Jr.            4/17/1996              12,052          22.24              33.00              22.24          5.0 Years
Gordon Jenkins                4/17/1996               3,000          22.24              33.00              22.24          5.0 Years
Timothy L. Walsh              4/17/1996               2,500          22.24              33.00              22.24          5.0 Years

        COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
        Larry J. Ford, Committee Chairman
        John E. Berndt
        Richard D. Haning

                             AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors has reviewed and discussed with the Company's management the audited financial statements of the Company for the fiscal year ended September 30, 2001. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, as currently in effect, has discussed with representatives of Ernst & Young LLP the independence of Ernst & Young LLP and has considered the compatibility of nonaudit services with the auditors' independence. Based on the review and discussions described above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2001, be included in the Company's Annual

Report on Form 10-K for the fiscal year ended September 30, 2001, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Mitchell H. Saranow, Committee Chairman
John E. Berndt
Larry J. Ford

                       PERFORMANCE MEASUREMENT COMPARISON

The following graph compares total stockholder returns of the Company since its initial public offering on January 27, 1994, to two indices: the NASDAQ Stock Market (U.S.) Index and the JP Morgan Hambrecht & Quist Technology Index (the HQ-T). The total return calculations assume the reinvestment of dividends, although dividends have never been declared for the Company's stock, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each monthly period. The NASDAQ Composite tracks the aggregate return of all equity securities traded on the NASDAQ National Market System (the NMS). The HQ-T tracks the aggregate return of technology companies, including electronics, medical and other related technology industries. The Company's common stock is traded on the NMS and is a component of the NASDAQ Stock Market (U.S.) Index. The Company's stock price on the last day of the 2001 fiscal year, September 30, 2001, was $5.07. The latest stock price attainable prior to the printing of this stock price was $8.50 on December 5, 2001.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                           AMONG TELULAR CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE JP MORGAN H & Q TECHNOLOGY INDEX

                               [GRAPH APPEAR HERE]

                                           Cumulative Total Return
                             --------------------------------------------------
                               9/96       9/97    9/98    9/99    9/00    9/01

TELULAR CORPORATION           100.00     60.36   18.90    9.45   62.80   24.73
NASDAQ STOCK MARKET (U.S.)    100.00    137.27  139.44  227.82  302.47  123.64
JP MORGAN H & Q TECHNOLOGY    100.00    149.10  138.53  266.83  434.45  144.15

[_] $100 INVESTED ON 9/30/1996 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Mr. Ford, Mr. Berndt and Mr. Haning. No member of the Compensation Committee is now or has at any time been an officer of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

All executive officers, directors and holders of more than 10% of the Company's Common Stock reported all transactions in the Company's Common Stock during fiscal year 2001 in timely filings with the Securities and Exchange Commission
(SEC) as required under Section 16(b) of the Securities and Exchange Act of 1934 except for the following, which were filed after the due date. Daniel D. Giacopelli filed two Changes in Beneficial Ownership forms (Form 4) on July 12, 2001, one was due on June 10, 2001 and the other was due on July 10, 2001. James
M. Hawthorne filed one Form 4 on July 12,2001 that was due on July 10, 2001.

Shareholder Proposals

Shareholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company's next annual meeting of shareholders must be received by the Company not later than August 15, 2002, at the Company's principal executive offices. Shareholders who intend to present a proposal for the next annual meeting of shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than October 31, 2002, at the Company's principal executive offices. All notices should be sent to: Telular Corporation, Attention:
Secretary, 647 North Lakeview Parkway, Vernon Hills, Illinois 60061.

Independent Auditors

The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2002. Ernst & Young LLP has audited the Company's financial statements since December 1992. The Company paid Ernst & Young LLP $100,600 in audit fees and $46,620 for all other services (including tax and consulting services) during fiscal year ending September 30, 2001.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Other Matters

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                            By Order of the Board of Directors

                                            /S/ Jeffrey L. Herrmann
                                            Executive Vice-President, Chief
                                            Operating Officer, Chief Financial
                                            Officer and Secretary

Vernon Hills, Illinois
December 14, 2001

                                   Appendix A
                                   ----------

                               TELULAR CORPORATION
                             AUDIT COMMITTEE CHARTER
                                OCTOBER 29, 2001

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and shall comprise of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures shall remain flexible, in order to best react to changing conditions and circumstances. The committee shall take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board of Directors the selection of the Company's independent auditors.

The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                   Appendix B
                                   ----------

                               TELULAR CORPORATION
                 FIFTH AMENDED AND RESTATED STOCK INCENTIVE PLAN

1. Purpose

        The Telular Corporation Stock Incentive Plan (the Plan) is an amendment and restatement of the Telular Corporation Amended and Restated Stock Option Plan. The Plan is designed to enable directors, officers and all employees of Telular Corporation (the Company) to acquire or increase a proprietary interest in the Company, and thus to Share in the future success of the Company's business. Accordingly, the Plan is intended as a means of attracting and retaining directors, officers and employees of outstanding ability, and of increasing the identity of interests between them and the Company's Shareholders, by providing an incentive to perform in a superior manner and rewarding such performance. Because the individuals eligible to receive Awards under the Plan will be those who are in positions to make important and direct contributions to the success of the Company, the directors believe that the grant of Awards will advance the interests of the Company and the Shareholders.

2. Definitions

        In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as to males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:

    (a) "Agreement" means the written agreement to be entered into by the Company and the Grantee, as provided in Section 7 hereof.

    (b) "Award" means an Option, a Stock Appreciation Right, a Performance Share, or any award described in Section 15 hereof.

    (c) "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary with respect to an Award in the event of the Grantee's death; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Committee before the Grantee's death. Any such designation may be revoked by the Grantee and a new designation substituted therefor at any time before the Grantee's death.

    (d) "Board of Directors" or "Board" means the Board of Directors of the Company.

    (e) A "Change in Control" shall be deemed to occur when and if any of the following events occurs:

        (i) the Company acquires knowledge that any "person" or "group" within the meaning of Section 13(d) and 14(d)(2) of the 1934 Act in a transaction or series of transactions has become the "beneficial owner," as defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of a majority of the then outstanding voting securities of the Company (not including voting securities held by officers or directors of the Company within the meaning of Section 16 of the 1934 Act), otherwise than through a transaction or series of transactions arranged by, or consummated with the prior approval of, the Board; or

        (ii) the consummation of a merger or consolidation of the Company with, or a sale of all or substantially all of the assets of the Company to, another corporation unaffiliated with the Company that has been approved by the holders of a majority of the outstanding voting securities of the Company (not including any voting securities that are held by directors or officers of the Company within the meaning of Section 16 of the 1934 Act) and after which merger, consolidation or the Shareholders of the Company immediately prior thereto do not beneficially own at least a majority of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving such merger or consolidation or to which all or substantially all such assets are transferred.

    (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (g) "Committee" means a committee, appointed or approved by the Board pursuant to Section 5(a) below, consisting of not less than two directors who are "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule of similar import) or such greater number of directors as may be required to satisfy the requirements of Rule 16b-3 as in effect from time to time. To the extent that it is determined desirable to exempt any compensation earned under the Plan from the limitation on deductions imposed by Section 162(m) of the Code and the rules and regulations thereunder, membership in the Committee may be limited as necessary to exempt such compensation from such limitation.

        (h)  "Company" means Telular Corporation.

        (i) "Disability" means having a total and permanent disability as defined in Section 22(e)(3) of the Code.

        (j) "Fair Market Value" means, when used in connection with the Shares on a certain date, (1) the closing price if Shares are listed on NASDAQ or any national stock exchange, or (2) if Shares are not so listed, any other appropriate method that the Committee deems fair and equitable.

        (k) "Grantee" means a person to whom an Award has been granted under the Plan.

        (l) "Incentive Stock Option" means an Option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

        (m) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (n) "Nonqualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

        (o) "Option" means an option to purchase a Share or Shares under the Plan. Unless the context clearly indicates otherwise, the term "Option" shall include both Incentive Stock Options and Nonqualified Stock Options.

        (p) "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code (or a successor provision of similar import).

        (q) "Payment Date" means the date specified by the Committee at the grant of a Performance Share that is used to determine the amount and timing of a payment with respect to a Performance Share. A Payment Date may be a certain date or the date on which a performance goal is attained.

        (r) "Performance Share" means a right that provides for a payment in accordance with Section 14 hereof.

        (s) "Plan" means the Telular Corporation Stock Incentive Plan, as set forth herein and as amended from time to time. Unless the context clearly indicates otherwise, the term "Plan" includes the Telular Corporation Stock Option Plan prior to its amendment and restatement.

        (t) "Shares" means shares of the Common Stock, par value $.01 per Share, of the Company.

        (u) "Stock Appreciation Right" or "Right" means a right that provides for a payment in accordance with Section 10 hereof.

        (v) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

        (w) "Term" means the period during which a particular Option or Right may be exercised.

3. Adoption and Duration of the Plan

        (a) The Plan is effective as of November 17, 1993, and shall terminate ten years after such effective date, unless it is sooner terminated in accordance with Section 22 hereof. Any Award outstanding at the time that the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms because of the termination of the Plan.

        (b) The Plan shall be approved either (1) by the affirmative vote of the holders of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose, or
             (2) by the written consent of the holders of a majority of the outstanding Shares entitled to vote.

4. Number and Source of Shares Subject to the Plan

        (a) The Company may grant Awards under the Plan (including Options granted prior to this amendment and restatement) with respect to not more than 2,850,000 Shares (subject, however, to adjustment as provided in

         Section 21 hereof), which Shares may be provided from the Company's treasury, by the issuance of authorized but unissued Shares, and/or by the purchase of outstanding Shares in the open market or in private transactions. The grant of an Award shall be deemed to be a grant of Shares equal to the greater of (i) the number of Shares on the basis of which the Award is calculated or (ii) the number of Shares issued (if Shares are issued) or the number of Shares with a Fair Market Value at the time of distribution equal to the cash distributed (if cash is distributed).

     (b) If, and to the extent that, all or part of an Award previously granted (including an Option granted prior to this amendment and restatement) is surrendered, lapses, expires, is forfeited or is terminated, in whole or in part, in such manner that all or some of the Shares that are the subject of the Award are not issued to a Grantee (and cash or any other form of consideration is not paid in lieu thereof pursuant to any tandem arrangement or otherwise), then such Shares subject to the Award again shall become available for the granting of Awards under the Plan within the limitation stated in subsection (a). Notwithstanding the foregoing, (i) if, while any Award is outstanding, the Grantee thereof receives any benefits of ownership of the Shares (such as the right to vote or receive dividends) or (ii) if any Shares previously issued under the Plan are surrendered, or any Shares issuable under the Plan are withheld, in payment of the exercise price or purchase price of an Award or to satisfy tax withholding obligations associated with any Award, then in each such case such Shares shall not again be available for Awards under the Plan.

5. Administration of the Plan

     (a) The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board from time to time and shall serve at the pleasure of the Board.

     (b) The Committee shall adopt such rules of procedure as it may deem appropriate for the proper administration of the Plan. All actions of the Committee under the Plan shall be effective if taken either (1) by a majority vote of the members then in office at a meeting duly called and held or (2) by execution of a written instrument signed by all of the members then in office.

     (c) The powers of the Committee shall include plenary authority to interpret the Plan. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion, from time to time: (1) to select the officers and key employees to whom Awards shall be granted; (2) to determine the date on which each Award shall be granted; (3) to prescribe the number of Shares subject to each Award; (4) to determine the type of each Award; (5) to determine the Term of each Award; (6) to determine the periods during which Awards may be exercised and the restrictions and limitations upon exercise of Awards or the receipt of Shares; (7) to prescribe any performance criteria pursuant to which Awards may be granted or may become exercisable or payable; (8) to prescribe any limitations, restrictions or conditions on any Award; (9) to prescribe the provisions of each Agreement, which shall not be inconsistent with the terms of the Plan;
         (10) to adopt, amend and rescind rules and regulations relating to the Plan; and (11) to make all other determinations and take all other actions that are necessary or advisable for the implementation and administration of the Plan.

6. Individuals Eligible to Receive Awards

     (a) Awards may be granted under the Plan to officers and key employees of the Company or any Subsidiary, including officers and key employees who also serve as members of the Board. All determinations by the Committee as to the individuals to whom Awards shall be granted hereunder shall be conclusive.

     (b) Directors who are not regular salaried employees of the Company or any Subsidiary shall not be eligible to receive Awards.

     (c) A Grantee may receive more than one Award. A Grantee may not receive Awards with respect to more than 750,000 Shares (subject, however, to adjustment as provided in Section 21) in any three-year period. For purposes of the application of this limitation, if an Award is canceled, the Shares subject to the canceled Award shall continue to be counted against the maximum number of Shares for which Awards may be granted to the Grantee. If, after the grant of an Award, the exercise price or purchase price of the Award is reduced, transaction shall be treated as a cancellation of the Award and a grant of a new Award, and both the Shares subject to the Award that is deemed to be canceled and the Shares subject to the Award that is deemed to be granted shall reduce the maximum number of Shares for which Awards may be granted to the Grantee.

7. Agreement

     (a) Each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award or to which such Award corresponds, and the terms, conditions and restrictions applicable thereto.

     (b) Appropriate officers of the Company are hereby authorized to execute and deliver Agreements in the name of the Company as directed from time to time by the Committee.

8. Incentive Stock Options

     (a) The Committee may authorize the grant of Incentive Stock Options to directors, officers and employees, subject to the terms and conditions set forth in the Plan. The Agreement relating to an Incentive Stock Option shall state that the Option evidenced by the Agreement is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code.

     (b) The Term of each Incentive Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Option extend beyond ten years from the date of grant of the Option. In the case of any Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any), or a Subsidiary (if any), the Term of the Option shall not extend beyond five years from the date of grant.

     (c) To the extent that the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options (determined without regard to this subsection (c)) are exercisable by any Grantee for the first time during any calendar year (under all stock option plans of the Company, its Parent (if any) and its Subsidiaries (if any)) exceeds $100,000, such Options shall not be Incentive Stock Options. For the purposes of this subsection (c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. This subsection (c) shall be applied by taking Options into account in the order in which they were granted.

     (d) The Option price per Share established by the Committee for an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date the Option is granted, except that in the case of an Incentive Stock Option granted to a Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any), or a Subsidiary (if any), the Option price for each Share shall not be less than 110 percent of the Fair Market Value of a Share on the date the Option is granted. In no event may an Incentive Stock Option be granted if the Option price per Share is less than the par value of a Share.

     (e) Any Grantee who disposes of Shares purchased upon the exercise of an Incentive Stock Option either (1) within two years after the date on which the Option was granted, or (2) within one year after the transfer of such Shares to the Grantee, shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition.

9. Nonqualified Stock Options

     (a) The Committee may authorize the grant of Nonqualified Stock Options subject to the terms and conditions set forth in the Plan. Unless an Option is designated by the Committee as an Incentive Stock Option, it is intended that the Option will not be an Incentive Stock Option within the meaning of Section 422(b) of the Code and instead, will be a Nonqualified Stock Option. The Agreement relating to a Nonqualified Stock Option shall state that the Option evidenced by the Agreement shall not be treated as an Incentive Stock Option.

     (b) The Term of each Nonqualified Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Nonqualified Stock Option extend beyond ten years from the date of grant of the Option.

     (c) The Option price to be paid by the Grantee for each Share purchased upon the exercise of a Nonqualified Stock Option shall be established by the Committee and set forth in the applicable Agreement. The Option price per Share of a Nonqualified Stock Option may not be less than the par value of a Share.

10. Stock Appreciation Rights

     (a) The Committee may, from time to time, grant Stock Appreciation Rights either (1) in tandem with all or a portion of an Option granted under the Plan or (2) independent of any Option granted under the Plan. A tandem Right shall be exercisable only at such times, and to such extent, as the related Option is exercisable. An independent Right shall be exercisable at such time and to such extent as the Committee shall determine.

(b) Any Stock Appreciation Right shall permit the Grantee to receive, upon exercise of the Right, an amount (to be paid in cash, in Shares or in both cash and Shares, as determined by the Committee in its sole discretion at any time prior to or after exercise) equal in value to the difference between (1) the Fair Market Value on the date of exercise of the Shares with respect to which the Right is exercised and
         (2) either (i) the Option price of the related Option in the case of a Right that is related to an Option or (ii) the Fair Market Value of a Share on the date the Right was granted in the case of a Right that is not related to any Option.

     (c) With respect to Rights granted under the Plan, the Committee may establish such waiting periods, exercise dates and other limitations as it shall deem appropriate in its sole discretion, provided that (1) no Right that is granted in tandem with an Option may be exercised after the expiration of the Term of such Option and (2) the exercise of a Right (whether or not in tandem with an Option) for cash by a director or officer (within the meaning of Rule 16b-3 under the 1934 Act) of the Company is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least one year prior to the exercise and shall have filed all reports required to be filed under Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, (C) the Committee, which shall have sole discretion to approve or disapprove the election of the Grantee to receive cash as whole or partial settlement of the Right, approves the Grantee's election to receive cash after the election is made, (D) the exercise occurs during one of the window periods described in clause (e)(3) of Rule 16b-3 and (E) the Right is not exercised prior to the expiration of a six-month period after the date of the grant or, if later, stockholder approval of the Plan as provided in Section 3(b). In addition, the Committee may impose a prohibition on the exercise of Rights for such period or periods as it, in its sole discretion, deems to be in the best interest of the Company.

     (d) The right of a Grantee to exercise an Option shall be canceled if and to the extent that the Shares subject to the Option are used to calculate the amount to be received upon the exercise of a tandem Right, and the right of a Grantee to exercise a tandem Right shall be canceled if and to the extent that the Shares subject to the Right are purchased upon the exercise of the related Option.

     (e) A tandem Right may be granted coincident with or after the grant of any related Option; provided that the Committee shall consult with counsel before granting a tandem Right after the grant of a related Incentive Stock Option.

11. Exercisability of Options and Rights

     (a) The Committee shall have authority to grant (1) Options and Rights that are exercisable in full at any time during their Term and (2) Options and Rights that become exercisable in installments during their Term. In exercising an Option or Right, the Grantee may purchase less than all of the Shares available under the Option or Right. No Option or Right granted to a director or officer of the Company (within the meaning of Section 16 of the 1934 Act) shall be exercisable within six months after the date of the grant of such Option or Right (or, if later, within six months following the date of stockholder approval of the Plan as provided in Section 3(b)).

     (b) The Committee may provide in the Agreement that the Option and/or Right becomes exercisable in full, notwithstanding the applicability of any limitation on the exercise of such Option or Right (other than the six-month waiting period described in the final sentence of subsection
         (a) above) beginning on the date on which a Change in Control has occurred.

12. Exercise of Option or Right

     (a) Options or Rights shall be exercised by delivering or mailing to the
         Committee: (1) in the form and in the manner prescribed by the Committee, a notice specifying the number of Shares to be purchased or the number of Shares with respect to which a Right shall be exercised, and (2) if an Option is exercised, payment in full of the Option price for the Shares so purchased by a method described in Section 17 hereof.

     (b) Subject to Section 16(a) hereof, upon receipt of the notice of exercise and payment of the Option price in the case of an Option, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares to which he is entitled, without charge to him for issue or transfer tax.

     (c) Upon the purchase of Shares under an Option or Right, the stock certificate or certificates may, at the request of the purchaser or recipient, be issued in his name and the name of another person as joint tenants with right of survivorship.

13. Exercise of Options or Rights After Termination of Employment

     (a) The Committee may provide in the Agreement that the Option and/or Right shall cease to be exercisable after the Grantee's employment with the Company and its Subsidiaries (if any) terminates. The Committee also may provide in the Agreement that the Option and/or Right shall continue to be exercisable for a specified period (but not after such period) after the Grantee's employment with the Company and its Subsidiaries (if any) terminates. The period during which the Option and/or Right shall remain exercisable may vary according to the reason for the termination. In no event shall an Option and/or Right be exercisable after the expiration date specified in the Agreement.

     (b) An Incentive Stock Option shall be treated as a Nonqualified Stock Option if it is exercised more than 12 months after a termination of employment because of a Disability or more than three months after a termination of employment for any reason other than death or Disability.

     (c) The Committee may provide in the Agreement that the Option and/or Right shall become immediately exercisable in full upon the Grantee's termination of employment for specified reasons such as Disability or death; notwithstanding any provision of the Option and/or Right that provides for the exercise of the Option and/or Right in installments, except for the six-month waiting period described in the final sentence of Section 11(a). Any Option or Right that would have become immediately exercisable in full upon such a termination but for the application of such six-month waiting period shall become immediately exercisable in full upon the expiration of such six-month waiting period.

14. Performance Shares

         The Committee may, from time to time, grant Performance Shares. A Performance Share shall entitle the Grantee to receive a payment as soon as practicable after a Payment Date (specified by the Committee at the time of the grant of the Performance Share) in an amount equal to the excess (if any) between (1) the Fair Market Value of a Share on the Payment Date and (2) the Fair Market Value of a Share on the date the Performance Share is granted. Unless the Committee provides otherwise at the time of grant, a Grantee may receive payment only if the Grantee remains continuously employed with the Company or a Subsidiary until such Payment Date. Payment may be made in cash, Shares or in both cash or Shares, as determined by the Committee in its sole discretion at any time prior to the Payment Date. A Performance Share does not confer the right to vote or the right to receive dividends. At the time of the grant of the Performance Share, the Committee may establish such terms, limitations and restrictions as it deems advisable, including providing for the acceleration of the Payment Date upon the occurrence of certain events.

15. Stock-Based Awards

         The Committee may, from time to time, grant Awards under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, Shares, provided that such grants comply with applicable law. The Committee may subject such Awards to such vesting or earn-out provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Committee may grant Awards under this Section 15 that require no payment of consideration by the Grantee (other than services previously rendered or, as may be permitted by applicable law, services to be rendered), either on the date of grant or the date any restriction(s) thereon are removed. Awards granted under this Section 15 may include, by way of example, restricted Shares, performance bonus awards, and other Awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares.

16. Conditions on Awards

     (a) The grant or exercise of an Award and the distribution of Shares or cash under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such grant, exercise or distribution (1) to satisfy withholding tax or other withholding liabilities, (2) to effect the listing, registration or qualification on any securities exchange, on any quotation system, or under any federal, state or local law, of any Shares otherwise deliverable in connection with such grant, exercise or distribution, or (3) to obtain the consent or approval of any regulatory body, then in any such event such grant, exercise or distribution shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise an Award or the grant or distribution of an Award, Shares or cash shall not extend the time within which the Award may be granted or exercised or the Shares or cash distributed, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company nor any of its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary by reason of any such postponement or limitation.

     (b) All Awards granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Award may be exercised during the lifetime of the Grantee only by him.

17. Payment for Award

         Any exercise or purchase price of an Award may be payable, at the discretion of the Committee, by any one or a combination of the following methods: (1) by money order, cashier's check or certified check; (2) by having the Company withhold Shares otherwise deliverable to the Grantee or by the tender of other Shares to the Company; or (3) unless the Committee expressly provides otherwise (at the time of grant in the case of Incentive Stock Option or at any time prior to exercise or purchase in the case of any other Award) by cash payment made by the Grantee's broker pursuant to the Grantee's instructions (and, if so instructed by the Grantee, cash payment by the Grantee's broker of the amount of any taxes to be withheld in connection with the exercise), accompanied by the Grantee's irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to the broker for the Grantee's account; provided that, in the case of any director or officer (within the meaning of Section 16 of the 1934 Act) of the Company, such exercise would not subject the Grantee to short-swing profit recovery provision of Section 16(b) of the 1934 Act. Shares tendered in satisfaction of the exercise price or purchase price shall be valued at their Fair Market Value on the date of tender. The Committee shall determine acceptable methods for tendering Shares to exercise an Award under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise Awards as it deems appropriate. The date of exercise of an Award shall be deemed to be the date on which the notice of exercise and payment of the exercise price or purchase price are received by the Committee or, if such notice of exercise and payment are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark.

19. Tax Withholding

     (a) The Company shall have the right to collect an amount sufficient to satisfy any federal, state and/or local withholding tax requirements that might apply with respect to any Award (including, without limitation, the exercise of an Option or Right, the disposition of Shares, or the grant or distribution of Shares or cash) in the manner specified in subsection (b) or (c) below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in subsection (d) or (e) below to the extent permitted therein.

     (b) The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.

     (c) The Company and any Subsidiary also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

     (d) If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by
         (i) having the Company withhold Shares otherwise deliverable to the Grantee with respect to the Award, or (ii) delivering other Shares to the Company; provided that, to the extent necessary for a director or an officer (within the meaning of Section 16 of the 1934 Act) of the Company to obtain exemption from the short-swing profit recovery provisions of Section 16(b) of the 1934 Act, any such election either
         (i) shall be made by an irrevocable election made at least six months before the date on which the amount of the tax to be withheld is determined or (ii) is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of
         Section 13(a) of the 1934 Act for at least one year prior to the election and shall have filed all reports required to be filed under
         Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, (C) the Committee, which shall have sole discretion to approve or disapprove such election, approves the election after the election is made, (D) the election occurs during (or in advance to take effect during) one of the window periods described in clause (c)(3) of Rule 16b-3 and (E) the election does not occur prior to the expiration of a six-month period after the date of the grant of the Award or, if later, stockholder approval of the Plan as provided in Section 3(b).

     (e) If permitted by the Committee, a Grantee may elect to have any withholding tax obligation satisfied in the manner described in Section 17(3), to the extent permitted therein.

20. Fractional Shares

         No fractional Shares shall be issued pursuant to the Plan or any Award. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

21. Shareholder Rights

     (a) No Award shall not confer upon a Grantee any rights of a Shareholder unless and until the Shares are actually issued to him.

     (b) Subject to any required action by the Company's Shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which Shares are changed or exchanged, a Grantee holding an outstanding Award shall be entitled to receive, upon the exercise of such Award, the same consideration that a holder of the same number of Shares that are subject to the Award is entitled to receive pursuant to such merger, consolidation or reorganization.

22. Adjustment for Changes in Capitalization

         In addition to the provisions of Section 20(b) above, in the event of
(i) any change in the Shares through merger, consolidation, reorganization, recapitalization (ii) any dividend on the Shares that is payable in such Shares, or (iii) a stock split or a combination of Shares, then, in any such case, the aggregate number and type of Shares available for Awards, the number and type of Shares subject to outstanding Awards, the exercise price or purchase price per Share of each outstanding Award and the number of Shares with respect to which Awards may be granted to a Grantee within any three-year period, shall be adjusted by the Committee as it deems equitable in its sole and absolute discretion to prevent substantial dilution or enlargement of the rights of the Grantees, subject to any required action by the Shareholders of the Company; and provided that with respect to Incentive Stock Options, no such adjustment shall be required to the extent that such adjustment would cause such Options to violate Section 422(b) of the Code.

23. Termination, Suspension or Modification of Plan

         The Board of Directors may at any time terminate, suspend or modify the Plan, except that the Board shall not, without the approval of the holders of a majority of the Company's outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding Shares entitled to vote, (a) change the class of persons eligible for Awards; (b) change the exercise price or purchase price of Awards (other than through adjustment for changes in capitalization as provided in Section 21 hereof); (c) increase the maximum duration of the Plan; (d) materially increase the benefits accruing to participants under the Plan; or (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with
Section 21 hereof does not adversely affect any such right.

25. Application of Proceeds

         The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

26. Unfunded Plan

         The Plan shall be unfunded. Neither the Company nor any Subsidiary shall be required to segregate any assets that may be represented by any Awards, and neither the Company nor any Subsidiary nor the Board shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Subsidiary to pay any Grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan and the applicable Agreement; no such obligation shall be deemed to be secured by any pledge of, or encumbrance on, any property of the Company or a Subsidiary.

27. General Provisions

         The grant of an Award at any time shall not give the Grantee any right to similar grants at any other time or any right to be retained in the employ of the Company or its Subsidiaries.

28. Governing Law

         The Plan shall be governed and its provisions construed, enforced and administered in accordance with the laws of the state of Illinois, except to the extent that such laws may be superseded by any federal law.

                                     PROXY
                              TELULAR CORPORATION

  Proxy for the Annual Meeting of Shareholders to be held on January 29, 2002
   This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby constitutes and appoints Kenneth E. Millard and Jeffrey
L. Hermann, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the 2002 Annual Meeting of Shareholders of the Company to be held at Northbrook Hilton, located at 2855 North Milwaukee Avenue, Northbrook, IL 60062 on Tuesday, January 29, 2002 at 9:00 am., and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in their judgement and discretion, upon such other business as may properly come before the meeting.

        PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE
                    AND RETURN IT IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE[_]          (Continued and to be signed on reverse side.)[_]       SEE REVERSE SIDE

     TELULAR CORPORATION
--------------------------------------------------------------------------------

     [ ] Mark this box with an X if you have made changes to your name or address details below.


------------------------------------------------------------------------------------------------------------------------------------
Proxy Card
------------------------------------------------------------------------------------------------------------------------------------
Please mark vote in box in the following manner using dark ink only. X
----------------------------------------------------------------------      --------------------------------------------------------
                                                                             The Board of Directors Recommends a Vote "FOR" the
  The Board of Directors Recommends a Vote "FOR" the listed nominees.        following proposals
----------------------------------------------------------------------      --------------------------------------------------------
 1. Election of Directors: Nominees                   For     Withhold                                         For  Against Abstain

 01. John E. Berndt                                   [ ]       [ ]          2. To Approve the Company's       [ ]    [ ]      [ ]
                                                                             Fifth Amended and Restated
 02. Larry J. Ford                                    [ ]       [ ]          Stock Incentive Plan
                                                                             increasing the number of
 03. Daniel D. Giacopelli                             [ ]       [ ]          options authorized thereunder
                                                                             from 2,350,000 to 2,850,000.
 04. Richard D. Haning                                [ ]       [ ]
                                                                             "NOTE" SUCH OTHER BUSINESS AS MAY
 05. Kenneth E. Millard                               [ ]       [ ]          PROPERLY COME BEFORE THE MEETING
                                                                             OR ANY ADJOURNMENT THREEOF
 06. Mitchell H. Saranow                              [ ]       [ ]




          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders should sign. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title as such.

Signature               Signature                   Date
----------------------  -----------------------     ---------------------------
                                                            /   /
----------------------  -----------------------     ---------------------------